Supplement to the Fidelity® Select Portfolios®
April 29, 2000 Prospectus

Effective September 2000, the following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section beginning on page 72.

Ian Gutterman is manager of Environmental Services and Transportation, which he has managed since November 1999 and September 2000, respectively. Since joining Fidelity in 1999, Mr. Gutterman has worked as a research analyst and portfolio manager.

Christine Schaulat is manager of Medical Equipment and Systems, which she has managed since September 2000. Since joining Fidelity in 1997, Ms. Schaulat has worked as a research analyst and portfolio manager.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section beginning on page 72.

Yolanda McGettigan is manager of Biotechnology and Health Care, which she has managed since February 2000 and June 2000, respectively. She also manages another Fidelity fund. Since joining Fidelity in 1997, Ms. McGettigan has worked as an analyst and portfolio manager.

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SEL-00-08 September 1, 2000
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